                                  SCHEDULE 14A/A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]
Filed by a Party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                                        [ ] Confidential, For Use of the Com-
                                                                           mission Only (as permitted by
                                                                           Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                                            MERRIMAC INDUSTRIES, INC.
------------------------------------------------------------------------------------------------------------------------
                                   (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------------------------------------------------
(5)  Total fee paid:

------------------------------------------------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

------------------------------------------------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

------------------------------------------------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------------------------------------------------
(3)  Filing Party:

------------------------------------------------------------------------------------------------------------------------
(4)  Date Filed:

------------------------------------------------------------------------------------------------------------------------

                            MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                          WEST CALDWELL, NJ 07006-6287



                                                                  April 28, 2003

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Merrimac Industries, Inc. to be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Tuesday, June 17, 2003, at 10:00 a.m.

         Information about the annual meeting is found in the formal Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages. The Annual Report to Stockholders for 2002 is part of this mailing, but does not constitute a part of the proxy solicitation material.

         Since it is important that your shares be represented at the annual meeting, we request that you promptly complete and submit the enclosed proxy either via the Internet, by telephone or by mail. Any stockholder returning a proxy may revoke it.



                                   Sincerely,



                                   Mason N. Carter
                                   Chairman of the Board,
                                   President and Chief Executive Officer

                            MERRIMAC INDUSTRIES, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 17, 2003



         The Annual Meeting of Stockholders of Merrimac Industries, Inc. (the "Company") will be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Tuesday, June 17, 2003, at 10:00 a.m., for the following purposes:

         (1) To elect two members to the Company's Board of Directors for a term of three years;

         (2) To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the 2003 fiscal year; and

         (3) To transact such other business as may properly come before the meeting.

         Holders of record of the Company's common stock, $0.01 par value per share, at the close of business on April 25, 2003, the record date fixed by the Board of Directors, are entitled to receive notice of, and to vote at, the meeting and at any adjournments thereof. A proxy and proxy statement for the meeting are enclosed herewith.

                                             By Order of the Board of Directors,



                                             ROBERT V. CONDON
                                             Secretary

April 28, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING, PLEASE PROMPTLY SUBMIT THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, VIA THE INTERNET, BY TELEPHONE OR BY MAIL.

                            MERRIMAC INDUSTRIES, INC.


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 17, 2003


         The Board of Directors of Merrimac Industries, Inc. (the "Company") hereby solicits all holders of the Company's common stock, par value $0.01 per share ("Common Stock"), to vote by proxy at the Annual Meeting of Stockholders, which will be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Tuesday, June 17, 2003, at 10:00 a.m. (including any adjournment or postponement thereof, the "Meeting") for the purposes stated in the Notice of Annual Meeting of Stockholders. The shares represented by proxies will be voted at the Meeting in accordance with the instructions noted thereon.

         A proxy may be revoked at any time before it is exercised by filing a written notice of revocation with the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy.

         This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 2, 2003.

         The cost of solicitation will be paid by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies from stockholders by telephone, letter, e-mail, facsimile or in person. The Company expects to pay compensation for the solicitation of proxies, plus expenses, to Georgeson Shareholder Communications Inc. to supply brokers and other persons with proxy materials for forwarding to beneficial holders of Common Stock. The Company expects to pay Georgeson a fee of approximately $3,000 for its services. The Company will also reimburse such brokers and other persons for expenses related to the forwarding of this mailing.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

         The Board fixed the close of business on April 25, 2003 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. At the close of business on the record date, there were outstanding and entitled to vote 3,120,591 shares of Common Stock. Every stockholder of record on the record date is entitled to one vote for each share of Common Stock then held.

         The presence of a quorum is required to conduct business at the Meeting. A quorum is defined as a majority of all the shares of Common Stock entitled to vote at the Meeting, present in person or by proxy. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached.

         The affirmative vote of (i) a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board and (ii) a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to ratify the selection of Ernst & Young LLP as the Company's independent auditors and any other business which may properly come before the Meeting.

         Abstentions will have the same effect as negative votes, except that abstentions will have no effect on the election of directors because directors are elected by a plurality of the votes cast. In accordance with the American Stock Exchange rules, brokers holding shares in street name for their customers may vote, in their discretion, on behalf of any customers who do not furnish voting instructions within 10 days of the Meeting on items such as the election of directors and ratification of the selection of auditors.

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding annual meeting of stockholders. Each of the two nominees, Robert C. Cargo and Joel H. Goldberg, to be elected as a Class I director at the Meeting will hold office until the Company's annual meeting of stockholders in the year 2006 and until his successor has been duly elected and qualified. The three directors in Class II, Edward H. Cohen, Arthur A. Oliner and Harold J. Raveche, and the three directors in Class III, Mason N. Carter, Albert H. Cohen and David B. Miller, are serving terms expiring at the time of the Company's annual meetings in 2004 and 2005, respectively, and until their respective successors have been duly elected and qualified.

         The persons named in the enclosed form of proxy will vote such proxy for the election to the Board of Directors as Class I directors of Robert C. Cargo and Joel H. Goldberg. Dr. Goldberg has previously been elected as a director by the stockholders. Approval of the director nominees requires the affirmative vote of a plurality of the shares present at the Meeting and entitled to vote on the subject matter. If no contrary indication is made, proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not now expected), for any nominee who shall be designated by the Board to fill such vacancy, unless the Board shall determine to reduce the number of directors pursuant to the By-laws. There is no arrangement or understanding between any director or nominee and any other person pursuant to which such person was selected as a director or nominee except for David B. Miller, who was elected pursuant to an agreement between the Company and DuPont Electronic Technologies ("DuPont Electronics") which was entered into on February 28, 2002.


                       THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

INFORMATION ABOUT NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to each nominee for director and each continuing director.

                                                                DIRECTOR OF THE
     NAME                                             AGE        COMPANY SINCE
     ----                                             ---       ---------------

 Class I:
     Robert C. Cargo..............................     56              2002
     Joel H. Goldberg.............................     59              1997

 Class II:
     Edward H. Cohen..............................     64              1998
     Arthur A. Oliner.............................     81              1961
     Harold J. Raveche............................     60              2001

 Class III:
      Mason N. Carter.............................     57              1995
      Albert H. Cohen.............................     70              1997
      David B. Miller.............................     46              2002



         Mason N. Carter was elected to the position of Chairman of the Board on July 24, 1997. He has served as President and Chief Executive Officer of the Company since December 16, 1996. He is a director of Transnational Industries, Inc.

         Robert C. Cargo is a Certified Public Accountant who has been self-employed as a Management Consultant since 2000. Mr. Cargo was employed by Mars, Incorporated in a number of capacities from 1978 to 2000. Mars, Incorporated is a global, branded consumer products company that operates business units in over 70 countries. From 1992 to 2000 he was Vice President/Director of Corporate Finance and Treasury in McLean, Virginia. From 1987 to 1992 he was the Vice President of Finance and Administration at Mars Confectionery in Slough, England.

         Albert H. Cohen has been self-employed as a management consultant and asset (money) manager since 1987. He was the Chairman of the Board and the Chief Executive Officer of Metex Corporation from 1986 to 1987, and from 1964 to 1986 he was its President and Chief Executive Officer. Metex Corporation is a manufacturer of industrial and automotive products.

         Edward H. Cohen is counsel to the law firm of Katten Muchin Zavis Rosenman, with which he has been affiliated since 1963. He is a director of Phillips-Van Heusen Corporation, Franklin Electronic Publishers, Inc., Gilman & Ciocia, Inc. and Levcor International, Inc.

         Joel H. Goldberg has been Chairman and Chief Executive Officer of Career Consultants, Inc., a management consulting firm, and SK Associates, an outplacement firm, located in Union, New Jersey, since 1972. Dr. Goldberg is a director of Phillips-Van Heusen Corporation,

Hampshire Group, Limited, Marcal Paper Company and Modell's, Inc., an advisor to the New Jersey Sports and Exposition Authority and a member of the Advisory Council for Sports Management of Seton Hall University. He is also a consultant to the New York Giants and the New Jersey Nets professional sports teams.

         David B. Miller has been Vice President and General Manager of DuPont Electronics, an electronic development and manufacturing company, since 2001. Mr. Miller has been employed by DuPont in several capacities since 1981. From 1999 through 2001, Mr. Miller was DuPont's Director of Investor Relations. From 1997 to 1999, Mr. Miller was Managing Director, Asia Pacific and Global Business Director, Photopolymer and Electronic Materials. Mr. Miller served as Global Business Director, Printed Circuit Material from 1995 to 1997. Mr. Miller has responsibility for DuPont's various electronic material initiatives. Mr. Miller is a director of DuPont Air Products NanoMaterials Joint Venture, a joint venture with Air Products and Chemicals, Inc. focused on chemical mechanical planarization materials, and of HD Microsystems, a joint venture with Hitachi Chemical that develops, manufactures and markets liquid polyimides and other materials to the semiconductor industry.

         Arthur A. Oliner has been Professor Emeritus of Electrophysics at Polytechnic University (formerly Polytechnic Institute of Brooklyn) since 1990. Prior to that, he was head of its Electrical Engineering Department from 1966 until 1974, and was the director of its Microwave Research Institute from 1967 to 1982. He was elected a member of the National Academy of Engineering and a Fellow of the IEEE, the AAAS, and the British IEE. Dr. Oliner is the author of three books and has received many awards. He has been an engineering consultant for such companies as IBM, Boeing, Raytheon, Hughes and Rockwell.

         Harold J. Raveche has been President of the Stevens Institute of Technology since 1988. Prior to that, he was the Dean of Rensselaer Polytechnic Institute from 1985 until 1988. He was a member of the U.S. Trade and Technology missions to Israel in 1998, Brazil in 1999 and Korea and Taiwan in 2000. Dr. Raveche is a director of Cirrus Logic, Inc.

         There are no family relationships among the directors or nominees for directors of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year that ended on December 28, 2002, the Board of Directors held seven meetings, one of which was by telephone conference. Each director attended 75% of the total number of meetings of the Board and of the committees on which such director served during fiscal year 2002.

         The Board of Directors has an Audit Committee, a Compensation Committee, a Management Committee, and a Corporate Governance and Nominating Committee. On December 11, 2002, the Stock Purchase Plan Committee and the Stock Option Plan Committee were incorporated into the Compensation Committee.

         The Stock Option Committee consisted of Joseph Fuller (a director who is not standing for re-election) and Dr. Raveche and administered the Company's 1997 Long-Term Incentive Plan, 1993 Stock Option Plan, 2001 Stock Option Plan and 2001 Key Employee Incentive Plan. During fiscal year 2002, the Stock Option Committee held one meeting.

         The Stock Purchase Plan Committee consisted of Mr. Fuller and Dr. Raveche and administered the 2001 Stock Purchase Plan. During fiscal year 2002, the Stock Purchase Plan Committee held no meetings.

         Mr. A. Cohen, Dr. Goldberg and Dr. Oliner currently serve on the Compensation Committee. The purpose of the Compensation Committee is to oversee the responsibilities relating to compensation of the Company's executives and produce an annual report on executive compensation for inclusion in the Company's proxy statement. Since December 11, 2002, the Compensation Committee has administered the Company's benefit plans. During fiscal year 2002, the Compensation Committee held three meetings.

         The Audit Committee currently consists of Messrs. Cargo, A. Cohen, E. Cohen and Dr. Raveche. Mr. Fuller resigned as a member of the Audit Committee on February 21, 2002. All current members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange listing standards. The Audit Committee's function is to provide assistance to the Board of Directors in fulfilling the Board's oversight functions relating to the quality and integrity of the Company's financial reports, monitor the Company's financial reporting process and internal control system, and perform such other activities consistent with its charter and the Company's By-laws as the Committee or the Board of Directors deems appropriate. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the outside auditors (including resolution of disagreements between management of the Company and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee must pre-approve all audit and non-audit services to be provided to the Company by its outside auditors. The Committee carries out all functions required by the American Stock Exchange, the Securities and Exchange Commission and the federal securities laws. During fiscal year 2002, the Audit Committee held nine meetings.

         Messrs. Carter and A. Cohen currently serve on the Management Committee. The Management Committee recommends to the Board the strategic business direction for the Company and evaluates the impact of current changes in the business environment in which the Company operates. During fiscal year 2002, the Management Committee held three meetings.

         On February 27, 2003, the Company formed a Corporate Governance and Nominating Committee of its Board of Directors comprised of Mr. E. Cohen, Dr. Raveche and Dr. Goldberg. The Governance Committee is responsible for (1) identifying and recommending to the Board of Directors individuals qualified to become Board and Committee members; (2) maintaining that a majority of the Board of Directors members are independent and that all the members of the Audit, Compensation and Governance Committees are independent as required; (3) developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and (4) addressing corporate governance issues and recommending proposals and actions for the Board's consideration.

                             AUDIT COMMITTEE REPORT

         The Company's management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls and disclosure controls and procedures. The outside auditors audit the Company's financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board which is attached hereto as Exhibit A.

         We met and held discussions with management and Ernst & Young LLP, the Company's independent auditors for fiscal 2002. Management represented to us that the Company's consolidated financial statements for the fiscal year ended December 28, 2002 were prepared in accordance with generally accepted accounting principles. We discussed the consolidated financial statements with both management and the independent auditors. We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90 (Communication With Audit Committees).

         The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. We met with the independent auditors, with and without management, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         We discussed with the independent auditors the auditors' independence from the Company and management, including the independent auditors' written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

         During fiscal year 2002, the Company paid Ernst & Young LLP the following fees:

         Audit Fees. Approximately $225,000 for the last annual audit, including review of periodic filings with the SEC.

         Financial Information Systems Design and Implementation Fees. No amounts were paid for financial information systems design and implementation.

         All Other Fees. Approximately $67,000 for all other matters (which were primarily related to tax compliance and assistance on tax related matters).

         We reviewed the above information concerning the fees paid to the independent auditors for the fiscal year ended December 28, 2002, and have considered whether the provision of these services is compatible with maintaining the independence of the independent auditors.

         Based on the foregoing, we recommended that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 28, 2002, for filing with the SEC.

         Audit Committee

         Edward H. Cohen, Chairman
         Robert C. Cargo
         Albert H. Cohen
         Harold J. Raveche

                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to each executive officer of the Company.

NAME                   AGE                          CURRENT POSITION
Mason N. Carter         57     Chairman of the Board, President and Chief Executive Officer
Robert V. Condon        56     Vice President, Finance, Chief Financial Officer, Treasurer and Secretary
Richard E. Dec          59     Vice President, Corporate Relations
Rocco A. DeLillo        35     Vice President, Engineering
Reynold K. Green        44     Vice President and General Manager
Jayson E. Hahn          35     Vice President, Information Technology and Chief Information Officer
James J. Logothetis     43     Vice President and Chief Technology Officer
Michael Pelenskij       42     Vice President, Manufacturing


         Information regarding Mr. Carter is set forth on page 5.

         Mr. Condon has been Vice President, Finance and Chief Financial Officer since joining the Company in March 1996 and was appointed Secretary and Treasurer in January 1997. Prior to joining the Company, he was with Berkeley Educational Services as Vice President, Finance, Treasurer and Chief Financial Officer from 1995 to February 1996.

         Mr. Dec has been Vice President, Corporate Relations since November 2002 after serving as Vice President Business Development from July 2000. He served as Vice President, Marketing since joining the Company in March 1997. Prior to joining the Company, he was Vice President of Business Development of Kinley & Manbeck, Inc., a business process re-engineering and systems implementation consulting company, from April 1996 to March 1997. From 1995 to March 1996, he was National Account Manager, Product and Systems Group for Datatec Industries, Inc.

         Mr. DeLillo was appointed Vice President, Engineering in November 2002 after serving as Vice President of Research and Development since September 2002. Prior to September 2002 he was Director of Research and Development since 1999. He joined the Company in March 1998 as a Senior Research and Development Engineer.

         Mr. Green was appointed Vice President and General Manager in November 2002. He was Vice President and General Manager of the RF Microwave Products Group since January 2000. He was Vice President, Sales from March 1997 to January 2000 and Vice President of

Manufacturing from April 1996 to March 1997. Prior to April 1996, Mr. Green held positions as Director of Manufacturing, National Sales Manager and Director of Quality Control and High-Reliability Services at the Company.

         Mr. Hahn was appointed Vice President, Information Technology and Chief Information Officer in October 2000 after serving as Director, Network Services since June 1998. He served as Manager, Network Services from June 1997 to June 1998 and was Information Technology Support Specialist from December 1996 to June 1997. Prior to joining the Company, Mr. Hahn was with Berkeley Educational Services, where he held various Information Technology related positions from 1992 to November 1996.

         Mr. Logothetis was appointed Vice President and Chief Technology Officer in March 2002. Mr. Logothetis was appointed Vice President, Multi-Mix(R)Engineering in May 1998, after rejoining the Company in January 1997 to serve as Director, Advanced Technology. Prior to rejoining the Company, he served as a director for Electromagnetic Technologies, Inc. in 1995 and became Vice President of Microwave Engineering in 1996. From 1984 through 1994, Mr. Logothetis held various engineering positions with the Company, including Group Manager, Engineering.

         Mr. Pelenskij was appointed Vice President, Manufacturing in January 2000, after serving as Director of Manufacturing of the Company from January 1999 to January 2000. Prior to January 1999, Mr. Pelenskij held the positions of Manager of Screened Components, RF Design Engineer, and District Sales Manager at the Company since joining the Company in 1993.

         There are no family relationships among the executive officers of the Company.

                             EXECUTIVE COMPENSATION

         The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by or paid to the individuals who were (i) the Chief Executive Officer of the Company during fiscal year 2002 and (ii) the four other most highly compensated executive officers serving at the end of the last fiscal year (collectively, the "Named Executive Officers"). There were no other persons who were executive officers at any time during fiscal year 2002 and would have been included under clause (ii) if they had been executive officers at December 28, 2002.

                           SUMMARY COMPENSATION TABLE

                                               Annual Compensation                 Long-Term Compensation
                                        ----------------------------------- --------------------------------------
                                                                                  Awards             Payouts
                                                                            ---------------- ---------------------
                                                                                Securities
                                                                                Underlying         All Other
-------------------------------------                                          Options/SARs     Compensation (1)
   Name and Principal Position(s)        Year     Salary ($)    Bonus ($)          (#)                 ($)
-------------------------------------- ------- ------------- -------------- ---------------- ---------------------
Mason N. Carter                          2002      275,000          --               --             84,086(2)
    Chairman, President and              2001      260,000       125,000             --             95,343(2)
    Chief Executive Officer              2000      250,000       100,000            5,000            6,448


Robert V. Condon                         2002      165,000          --               --              5,500
    Vice President, Finance,             2001      158,000        35,000             --              5,100
    Chief Financial Officer,             2000      150,000        20,000             --              5,674
    Treasurer and Secretary

Reynold K. Green                         2002      145,000          --               --              4,795
    Vice President and General           2001      135,000        15,000             --              4,375
    Manager                              2000      127,500        10,000             --              4,791


James J. Logothetis                      2002      127,000          --               --              1,979
    Vice President and Chief             2001      125,000         5,000             --              2,024
    Technology Officer                   2000      120,000        10,000            5,000            2,700


Jayson E. Hahn                           2002      120,000          --               --              3,820
    Vice President, Information          2001       95,000        10,000             --              3,150
    Technology and Chief                 2000       71,000          --              2,139            5,000
    Information Officer



(1) Except as set forth in note (2) below, comprises matching 401(k) amounts for each of the three fiscal years and includes a discretionary profit sharing contribution by the Company pursuant to the Company's savings and investment plan for fiscal year 2000.

(2) Includes $78,586 in 2002 and $90,243 in 2001 forgiven by the Company as a special bonus to Mr. Carter in connection with an amendment to his employment agreement with the Company. See "Certain relationships and related transactions" below.


         There were no individual grants of stock options during fiscal year 2002 to any of the Named Executive Officers.

         The following table sets forth information concerning the exercise of stock options during fiscal year 2002 by each of the Named Executive Officers and the fiscal year-end value of unexercised options. All of the unexercised options had an option price higher than the market price of the Common Stock of $4.75 on December 28, 2002.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                    Number of Securities
                                                    Underlying Unexercised
                        Shares                      Options/SARs at
                        Acquired on   Value         FY-End
Name                    Exercise(#)   Realized($)   Exercisable/ Unexercisable*
----------------------- ------------- ------------- ----------------------------
Mason N. Carter               --            --             111,000/2,500
Robert V. Condon              --            --               13,750/0
Reynold K. Green             1,080         1,004             12,850/0
James J. Logothetis           --            --             28,000/8,000
Jayson E. Hahn                --            --              3,800/2,500

* The vesting of unexercisable options may accelerate upon a change-in-control of the Company.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Mason N. Carter is subject to an employment agreement pursuant to which he will serve as President and Chief Executive Officer of the Company for a minimum annual salary of $240,000. The initial term of the employment agreement ends on December 31, 2007 and automatically renews for successive one year periods thereafter unless terminated pursuant to the terms of the employment agreement. If, within 12 months after a change-in-control of the Company, Mr. Carter resigns for "good reason" (as defined in the employment agreement) or is dismissed without "cause" (as defined in the employment agreement), the Company will pay Mr. Carter the greater of (a) his 24-month salary and benefits (including bonus) or (b) his salary and benefits from the date of his resignation or termination to the end of the then current term of the employment agreement. The employment agreement also provides that Mr. Carter will receive an annual special bonus on August 31 in each of the years 2001, 2002, 2003, 2004 and 2005, in the form of forgiveness of 20% of the principal and the accrued interest (grossed up for income taxes) on a $280,000 loan the Company made to Mr. Carter on August 31, 2000, in connection with an amendment to Mr. Carter's employment agreement. See "Certain relationships and related transactions" below.

         In January 1998, the Company entered into severance agreements with each of the Named Executive Officers (other than Mr. Carter). The severance agreements provide, among other things, that if an executive is terminated by the Company without "cause" or the executive resigns for "good reason" (as such terms are defined in the severance agreements) within one year following a "change in control" (as defined therein) the Company is obligated to pay to the executive officer over a 12-month period two times his "annual base salary" (as defined therein) and to continue to provide health insurance benefits for two years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In May 1998, the Company sold 22,000 shares of Common Stock to Mason N. Carter, Chairman, President and Chief Executive of the Company, at a price of $11.60 per share, which approximated the average closing price of the Company's Common Stock during the first quarter of fiscal year 1998. The Company lent Mr. Carter $255,000 in connection with the purchase of these shares and combined that loan with a prior loan to Mr. Carter in the amount of $105,000. The resulting total principal amount of $360,000 was payable May 4, 2003, and bore interest at a variable interest rate based on the prime rate of the Company's lending bank. This loan was further amended on July 29, 2002. Accrued interest of $40,000 was added to the principal, bringing the new principal amount of the loan to $400,000, the due date was extended to May 4, 2006, and interest (at the same rate as was previously applicable) is now payable monthly. Mr. Carter has pledged 33,000 shares of Common Stock as security for this loan, which is a full-recourse loan.

         On August 31, 2000, in connection with an amendment of Mr. Carter's employment agreement, the Company loaned Mr. Carter an additional $280,000. Interest on the loan varies and is based on the prime rate of the Company's lending bank, payable in accordance with Mr. Carter's employment agreement. Each year the Company is required to forgive 20% of the amount due under this loan and the accrued interest thereon (grossed up for income taxes). During 2002, the Company forgave $56,000 of principal and $11,586 of accrued interest and paid $11,000 for a tax gross-up benefit.

         The Company is a party to a shareholder's agreement, dated as of October 30, 1998, with Charles F. Huber II, a former director and Chairman of the Company. Pursuant to the shareholder's agreement, Mr. Huber is required to vote his shares of Common Stock as directed by the Board of Directors or the Chief Executive Officer of the Company. Mr. Huber is a Managing Director of William D. Witter Associates, an affiliate of William D. Witter, Inc., which is a beneficial owner of more than 5% of the Common Stock. Mr. Huber disclaims beneficial ownership of the shares owned by William D. Witter, Inc.

         During fiscal year 2002, Mr. A. Cohen was paid $36,000 for providing financial consulting services to the Company. This consulting fee was terminated as of April 30, 2003.

         During 2002, Dr. Oliner was paid $36,000 for providing technology-related consulting services to the Company.

         During fiscal year 2002, the Company retained Career Consultants, Inc. and SK Associates to perform executive searches and to provide outplacement services to the Company and paid those companies $24,000. Dr. Goldberg is the Chairman and Chief Executive Officer of these companies.

         During 2002, DuPont Electronics was paid $36,000 for providing technological and marketing related services on a cost-sharing basis to the Company.

         During fiscal year 2002, the Company's General Counsel, Katten Muchin Zavis Rosenman, was paid $372,000 for providing legal services to the Company. Mr. E. Cohen is of counsel to Katten Muchin Zavis Rosenman but does not share in any fees paid by the Company to Katten Muchin Zavis Rosenman.

         On April 7, 2000, the Company sold to Ericsson Holding International, B.V. ("EHI") 375,000 shares of Common Stock, representing approximately 17.5% of the Company's outstanding Common Stock after giving effect to the sale, for an aggregate purchase price of $3,375,000.

         On October 26, 2000, the Company sold to a group of investors led by Adam Smith Investment Partners, L.P. and certain of its affiliates (the "Adam Smith Investors"), EHI and three members of the board of directors of the Company (the "Director Investors") units at a price of $12.80 per unit, each unit consisting of one share of Common Stock and one warrant with an exercise price of $21.25 which expires on October 26, 2003. The Adam Smith Investors purchased 240,000 units, EHI purchased 100,000 units and the Director Investors purchased 20,000 units for an aggregate purchase price of $4,608,000. The Common Stock portion of the units represented an aggregate of approximately 14% of the outstanding Common Stock of the Company after giving effect to the sales.

         On October 1, 2002, EHI completed the sale of most of its microelectronics business to Infineon Technologies AG ("Infineon"). As part of this transaction, EHI transferred to Infineon 475,000 shares of the Common Stock of Company and the right to acquire 119,380 shares of the Company's Common Stock pursuant to the warrants issued in October 2000, and EHI assigned to Infineon its rights in the various agreements between EHI and the Company, which were modified in certain respects pursuant to an agreement with Infineon.

         On February 28, 2002, the Company sold to DuPont Electronics 528,413 shares of Common Stock, approximately 16.6% of the outstanding Common Stock of the Company after giving effect to the sale, for an aggregate purchase price of $5,284,130. The Company and DuPont Electronics have also agreed to work together to better understand the dynamics of the markets for high-frequency electronic components and modules.

         As a result of the sale of Common Stock to DuPont Electronics, pursuant to the anti-dilution provisions of the warrants issued in October 2000, the exercise price of the warrants was reduced to $17.80 and the number of shares subject to the warrants was increased to 429,775. The expiration date of the warrants remained unchanged.

                            COMPENSATION OF DIRECTORS

         Each director who is not an employee of the Company receives a monthly director's fee of $1,500, plus an additional $500 for each meeting of the Board of Directors and of any Committees of the Board attended. The directors are also reimbursed reasonable travel expenses incurred in attending Board and Committee meetings. In addition, pursuant to the 2001 Stock Option Plan, each non-employee director is annually granted an immediately exercisable option to purchase 2,500 shares of the Common Stock on the date of each annual meeting of stockholders. Each such grant is at the fair market value on the date of grant and will expire on the tenth anniversary of the date of the grant.

                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                            AND CERTAIN STOCKHOLDERS

         The following table sets forth, as of April 25, 2003, information concerning the Common Stock owned by (i) persons known to the Company who are beneficial owners of more than five percent of the Common Stock (ii) each director, director nominee and Named Executive Officer of the Company, and (iii) all directors, director nominees and executive officers of the Company as a group, that was either provided by the person to the Company or is publicly available from filings made with the SEC.

                                                              Amount and Nature of
                  Name and Address                           Beneficial Ownership+
                of Beneficial Owners                       (direct except as noted)           Percent of Class
                --------------------                       ------------------------           ----------------
Infineon Technologies AG                                          594,380(1)                       18.35%
St.-Martin-Strasse 53
D-81541 Munich
Germany

E.I. DuPont de Nemours and Company                                528,413(2)                       16.93%
1007 Market Street
Wilmington, DE  19898

                                                              Amount and Nature of
                  Name and Address                           Beneficial Ownership+
                of Beneficial Owners                       (direct except as noted)           Percent of Class
                --------------------                       ------------------------           ----------------
Adam Smith Investment Partners, L.P., its                         449,510(3)                       13.36%
affiliates and associates
101 East 52nd Street
New York, NY  10022

William D. Witter, Inc.                                           315,833(4)                       10.12%
One Citicorp Center
153 East 53rd Street
New York, NY  10022

Arthur A. Oliner                                                  204,018(5)                        6.48%
11 Dawes Road
Lexington, MA  02173

Mason N. Carter                                                   166,230(6)                        5.14%
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

Joel H. Goldberg                                                  57,732(7)                         1.84%
c/o C.C.I. / SK Associates, Inc.
1767 Morris Avenue
Union, NJ  07083

Edward H. Cohen                                                   28,919(8)                           *
c/o Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY  10022

Albert H. Cohen                                                   16,600(9)                           *
51 Primrose Court
Princeton, NJ  08540

Joseph B. Fuller                                                  15,425(10)                          *
c/o Monitor Company
Two Canal Park
Cambridge, MA  02141

Harold J. Raveche                                                 5,259(11)                           *
c/o Stevens Institute of Technology
Castle Point on Hudson
Hoboken, NJ  07030

                                       17


                                                              Amount and Nature of
                  Name and Address                           Beneficial Ownership+
                of Beneficial Owners                       (direct except as noted)           Percent of Class
                --------------------                       ------------------------           ----------------

David B. Miller                                                    5,000(12)                          *
c/o DuPont Electronic Technologies
14 T.W. Alexander Drive
Research Triangle Park, NC 27709

Robert C. Cargo
15 Pond View Road                                                  2,500(13)                          *
Chester, NJ 07930

James J. Logothetis
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006                                          30,479(14)                          *

Robert V. Condon                                                  20,666(15)                          *
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

Reynold K. Green                                                  20,448(16)                          *
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

Jayson E. Hahn                                                    3,800(17)                           *
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

All directors and                                                 617,983(18)                       19.80%
executive officers as a group
(16 persons)

--------------------------------------------------------------------------------

+ In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership within 60 days.

* The percentage of shares beneficially owned does not exceed 1% of the class.

(1) Includes 119,380 shares subject to immediately exercisable warrants. Information as to the shares of Common Stock and warrants to purchase shares of Common Stock beneficially owned by Infineon Technologies AG is as of October 1, 2002, as set forth in Schedule 13G, dated October 1, 2002, and filed with the SEC.

(2) Consists of shares owned by DuPont Chemical and Energy Operations, Inc. ("DCEO").

(3) Adam Smith Investment Partners, L.P., its affiliates and associates include Adam Smith Investment Partners, L.P. ("ASIP"), Adam Smith Capital Management LLC ("ASCM"), Diamond Capital Management ("DCM"), Adam Smith Investments, Ltd. ("ASI"), Richard Grossman, Orin Hirschman and Richard and Ana Grossman JTWROS. The principal executive offices of ASIP, ASCM and DCM, and the business address of each of Richard Grossman and Orin Hirschman, are located at 101 East 52nd Street, New York, New York 10022. The principal executive office of ASI is c/o Insinger Trust (BVI) Limited, Tropic Isle Building, P.O. Box 438, Road Town, Tortola, British Virgin Islands. Includes 244,610 shares subject to immediately exercisable warrants. Information as to the shares of Common Stock and warrants to purchase shares of Common Stock beneficially owned by ASIP, ASCM, DCM, ASI, Richard Grossman, Orin Hirschman and Richard and Ana Grossman is as of December 5, 2000, as set forth in Schedule 13G/A, dated January 5, 2001, and filed with the SEC.

(4) Information in respect of the beneficial ownership of William D. Witter, Inc. (other than percentage ownership) is based upon a Schedule 13G/A filed on January 13, 2003.

(5) Includes 28,100 shares subject to stock options that are exercisable currently or within 60 days, and 9,528 shares owned by Dr. Oliner's wife.

(6) Includes 111,000 shares subject to stock options that are exercisable currently or within 60 days.

(7) Includes 11,600 shares subject to stock options that are exercisable currently or within 60 days and 13,132 shares subject to immediately exercisable warrants.

(8) Includes 9,950 shares subject to stock options that are exercisable currently or within 60 days and 5,969 shares subject to immediately exercisable warrants.

(9) Includes 11,600 shares subject to stock options that are exercisable currently or within 60 days.

(10) Includes 6,650 shares subject to stock options that are exercisable currently or within 60 days and 4,775 shares subject to immediately exercisable warrants.

(11) Includes 5,000 shares subject to stock options that are exercisable currently or within 60 days.

(12) David B. Miller disclaims beneficial ownership of the shares owned by DCEO. Includes 5,000 shares subject to stock options that are exercisable currently or within 60 days.

(13) Includes 2,500 shares subject to stock options that are exercisable currently or within 60 days.

(14) Includes 28,000 shares subject to stock options that are exercisable currently or within 60 days.

(15) Includes 13,750 shares subject to stock options that are exercisable currently or within 60 days.

(16) Includes 12,850 shares subject to stock options that are exercisable currently or within 60 days.

(17) Includes 3,800 shares subject to stock options that are exercisable currently or within 60 days.

(18) Includes 309,161 shares subject to stock options that are exercisable currently or within 60 days, and 23,876 shares subject to immediately exercisable warrants.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company's officers, directors and greater than ten percent stockholders complied with these Section 16(a) filing requirements with respect to the Common Stock during the fiscal year ended December 28, 2002.

                            RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

         The Audit Committee has selected Ernst & Young LLP as independent auditors to audit and report upon the consolidated financial statements of the Company for fiscal year 2003. The Board of Directors recommends that the stockholders ratify the selection of Ernst & Young LLP.

         A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to appropriate questions, and to make a statement if he or she desires.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF
             ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 2003.

                              STOCKHOLDER PROPOSALS

         In order to be included in the proxy statement and proxy card relating to the 2004 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company at the address below no later than December 31, 2003. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting, unless notice of the matter is received by the Secretary of the Company at the address set forth below not later than March 18, 2004. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2004 annual meeting of stockholders.

                                  ANNUAL REPORT

         All stockholders as of the record date are concurrently being sent a copy of the Company's Annual Report for the fiscal year ended December 28, 2002.

         In addition, upon the written request of any stockholder, the Company will furnish that person, without charge, with a copy of the Form 10-KSB as filed with the SEC on April 22, 2003. Any such request should be made in writing to:

                                    Secretary
                            Merrimac Industries, Inc.
                                  P.O. Box 986
                          West Caldwell, NJ 07007-0986

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business other than that described above that will be presented at the Meeting for action by the stockholders. If any other business should properly come before the Meeting, it is intended that the persons designated as attorneys and proxies in the enclosed form of proxy will vote all such proxies as they in their discretion determine.


                                              By Order of the Board of Directors



                                              ROBERT V. CONDON
                                              Secretary
April 28, 2003

                                                                       EXHIBIT A



                            MERRIMAC INDUSTRIES, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

I.       PURPOSE

The Audit Committee is a committee of the Board of Directors. It shall provide assistance to the Board in fulfilling the Board's oversight functions relating to the quality and integrity of the Company's financial reports, monitor the Company's financial reporting process and internal control system, and perform such other activities consistent with this Charter and the Company's By-laws as the Committee or the Board deems appropriate. It shall have such functions as are provided by the American Stock Exchange, the Securities and Exchange Commission and the federal securities laws.

II.      COMPOSITION

The Audit Committee shall be composed of three or more directors, none of whom shall be an employee of the Company and each of whom shall meet the independence requirements of the American Stock Exchange and the Securities Exchange Act of 1934 (the "Exchange Act"). All members of the Committee shall be financially literate, and at least one member shall have accounting or related financial management expertise.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting or until their respective successors shall be duly elected and qualified.

III.     MEETINGS

The Audit Committee shall meet at least three times annually, once to review the audit plan of the outside auditors, once to review the Company's annual audited financial statements prior to their issuance, and once to review the post-audit findings of the outside auditors. A quorum for these meetings shall be a majority of the members.

The Audit Committee shall also meet at least three times annually to confer with the outside auditors and management to review the Company's interim financial statements and reports prior to the public announcement of financial results and the filing of the reports with the Securities and Exchange Commission. A quorum for these meetings shall be one of the members.

The Audit Committee may also hold any special meetings as may be called by the Chairman of the Audit Committee, a majority of the members of the Committee or at the request of the outside auditors or management. Members of senior management, the outside auditors or others may attend meetings of the Audit Committee at the invitation of the Audit Committee and shall provide pertinent information as necessary. The Audit Committee shall meet with the outside auditors and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

The Chairman of the Audit Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Audit Committee members prior to each meeting. The Chairman will also cause minutes of each meeting to be prepared and circulated to the Committee Members. The Audit Committee may meet via telephone conference calls. The Committee shall report regularly to the Board as to its activities.

IV.      RELATIONSHIP WITH OUTSIDE AUDITORS

The outside auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's stockholders, but shall report directly to the Audit Committee. The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the outside auditors (including resolution of disagreements between management of the Company and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. All auditing services and non-audit services provided to the Company by the outside auditors shall be preapproved by the Audit Committee in accordance with such rules or limitations the Audit Committee adopts. The Audit Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the decisions of any member to whom authority is so delegated to preapprove an activity shall be presented to the full Audit Committee at its next scheduled meeting.

V.       FUNCTIONS

The Audit Committee's primary functions are to:

Documents/Reports Review

         1.   Review and assess the adequacy of this Charter at least annually.

         2. Discuss all public announcements of financial results and quarterly and annual financial statements and reports prior to any filing with the Securities and Exchange Commission or any release to the public or investors.

         3. Recommend to the Board that the audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

Outside Auditors

         4. Approve the appointment and compensation of the outside auditors prior to any engagement.

         5. Review all relationships the outside auditors have with the Company to determine their independence and obtain and review a report from the outside auditors concerning the auditors' internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues. The outside auditors shall annually provide to the Audit Committee a written statement delineating all such relationships.

         6. Review the annual audit plan of the outside auditors and evaluate their performance.

         7. Review the experience and qualifications of the senior members of the outside auditors team.

         8. Obtain and review a report from the outside auditors at least annually as to (a) all critical accounting policies to be used,
              (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the outside auditors, and (c) other material written communications between the outside auditors and management of the Company, including management letters and schedules of unadjusted differences.

         9. Require the rotation of the lead audit partner on a regular basis in accordance with the requirements of the Exchange Act.

         10. Review the Company's hiring of employees or former employees of the outside auditors who participated in any capacity in the audits of the Company.

Financial Reporting Processes

         11. Consult with the outside auditors concerning the completeness and accuracy of the Company's financial statements.

         12. Consult with the outside auditors concerning the quality of the Company's accounting principles as applied in its financial statements and reporting.

         13. Review any significant judgments made in management's preparation of the financial statements and the view of the outside auditors as to the appropriateness of such judgments.

         14. Review any significant difficulties encountered during the course of the audit or review, including any restrictions on the scope of the outside auditors' work or access to reviewed information.

         15. Review any disagreements between management and the outside auditors in connection with any public announcements of financial results and quarterly and annual financial statements and reports.

         16. Review changes to the Company's accounting principles as recommended by the outside auditors or management.

         17. Review with the outside auditors the adequacy of the Company's system of internal controls and disclosure controls and procedures, including computerized information system controls and security, and any related significant findings and recommendations of the outside auditors, together with management's responses thereto.

         18. Review periodically with the Company's general counsel, legal and regulatory matters that could have a significant effect on the Company's financial statements.

         19. Discuss with management and the outside auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

Other

         20. Review periodically the Company's compliance with its Conflict of Interest policy.

         21. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         22.  Perform an annual evaluation of the Audit Committee.

         23. Investigate any other matter brought to its attention within the scope of its duties which it deems appropriate for investigation.

The Audit Committee shall have such other functions as are provided by the American Stock Exchange, the Securities and Exchange Commission and the federal securities laws.

The Audit Committee shall have the authority to engage outside legal, accounting or other advisors as it determines necessary to carry out its functions.

Limitation of Audit Committee's Role

The Company's management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls and disclosure controls and procedures. The outside auditors audit the Company's financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board of Directors.

While the Audit Committee has the functions set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. The responsibility to plan and conduct audits is that of the outside auditors. The Company's management has the responsibility to determine that the Company's disclosures and financial statements are complete and accurate and in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to assure the Company's compliance with laws and regulations or compliance with the Company's code of ethical conduct. The primary responsibility for these matters rests with the Company's management.

                            MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                      WEST CALDWELL, NEW JERSEY 07006-6287


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Mason N. Carter and Edward H. Cohen as proxies, each with the power to appoint his substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of Merrimac Industries, Inc. held of record by the undersigned on April 25, 2003, at the Annual Meeting of Stockholders to be held on June 17, 2003, at Merrimac Industries, Inc., 41 Fairfield Place, West Caldwell, New Jersey, at 10:00 a.m. (or any adjournment or postponement thereof), for the proposals and items referred to on the reverse side and described in the Proxy Statement, and to vote in their discretion on any other business as may properly come before the Annual Meeting.

         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted (i) for the election of the nominees of the Board of Directors and (ii)for the ratification of Ernst & Young LLP as the independent auditors.

           PLEASE MARK ON THE REVERSE SIDE, SIGN, DATE AND RETURN THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                              FOLD AND DETACH HERE

Please mark your votes as indicated in this example [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:

No. 1 Election of Directors
---------------------------

          FOR                      WITHHOLD
          all                        from
        nominees                   nominees
          [ ]                        [ ]


Nominees: 01-Robert C. Cargo and 02-Joel H. Goldberg
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)


--------------------------------


No. 2  Ratification of Ernst & Young LLP as the independent auditors
--------------------------------------------------------------------

             FOR          AGAINST          ABSTAIN
             [ ]            [ ]              [ ]


Dated:___________________________,2003


------------------------------------------
                Signature

------------------------------------------
                Signature

This proxy must be signed exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                 SIGN, DATE AND MAIL YOUR PROXY PROMPTLY TODAY.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                   DETACH HERE

           VOTE BY INTERNET OR TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK
                                    OR MAIL.


    YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
               SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED
                          AND RETURNED YOUR PROXY CARD.

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                                    INTERNET
                         HTTP://WWW.PROXYVOTING.COM/MRM

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
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                                       OR

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                                    TELEPHONE
                                 1-800-840-1208

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
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                                       OR

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                                      MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
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               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


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